Income Taxes	9 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Abstract]
Income Taxes
7.       Income Taxes

The Corporation uses an asset and liability approach to accounting for income taxes. The asset and liability approach requires the recognition of deferred tax assets and  liabilities  for the expected  future tax  consequences of temporary differences  between  the  carrying  amounts  and the tax  bases of  assets  and liabilities.  Deferred tax assets are recognized if it is more likely than not that a future benefit will be realized.  The Corporation accounts for income taxes  in  accordance  with  FASB ASC 740, Income Taxes, which prescribes the  recognition  and  measurement  criteria  related to tax positions  taken or expected to be taken in a tax return.

The Corporation’s principal temporary differences between financial income and taxable income result mainly from different methods of accounting for Federal Home Loan Bank stock dividends, the general loan loss allowance, deferred compensation, stock benefit plans and fair value adjustments arising from the First Franklin acquisition.  The Corporation has approximately $6.4 million of operating losses to carryforward for the next 20 years.  These loss carryforwards are subject to the Internal Revenue Code section 382 limitations which allow approximately $1.1 million of the losses on an annual basis to offset current year taxable income.

The  Corporation  recognizes the financial  statement  benefit of a tax position only after  determining  that the relevant tax authority  would more likely than not sustain the  position  following  an audit.  For tax positions meeting the more-likely-than-not   threshold,   the amount   recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.  The Corporation has applied this standard to all tax positions for which the statute of limitations remained open. The Corporation was not required to record any liability for unrecognized tax benefits as of September 30, 2011.

The Corporation is subject to income taxes in the United States.  Tax regulations are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply.  With few exceptions, the Corporation is no longer subject to U.S. federal, or state and local, tax examinations for years before 2008.

The Corporation will recognize, if applicable, interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

Federal income tax on earnings differs from that computed at the statutory corporate tax rate for the nine months ended September 30, 2011 and 2010:

	2011	2010
	(Dollars in thousands)

Federal income taxes at statutory rate of 34%	$1,074	$910
Increase (decrease) in taxes resulting primarily from:
Stock compensation	(7)	49
Nontaxable interest income	(28)	(16)
Cash surrender value of life insurance	(71)	(35)
Utilization of net operating loss carryforwards, previously reserved	(241)	-
Other	7	4

Federal income taxes per consolidated financial statements	$734	$912

Effective tax rate	23.2%	34.1%